Exhibit 10.41


                       AMENDMENT #4 TO FINANCING AGREEMENT


                                                               December 19, 2002
BLUEFLY, INC.
42 West 39th Street
New York, NY 10018


Gentlemen:


         Reference is made to the Financing Agreement entered into between us dated March 30, 2001, as amended (the "Financing Agreement"). This will confirm that the Financing Agreement is hereby amended as follows:

         1. Section 6.9 is deleted and the following is substituted in its place and stead:

                  "6.9 All financial statements (including without limitation, the year end financial statement) shall be prepared in accordance with GAAP fairly present Borrower's financial condition and results of operations. All year end financial statements shall be audited and certified by independent Certified Public Accountants reasonably acceptable to Lender resulting in an unqualified opinion on such financial statement. Since December 31, 2001, there has been no material adverse change in Borrower's condition or operation."

         2. The number "One Million Five Hundred Thousand Dollars ($1,500,000)" in Section 6.11 (a) is deleted and the number "Six Million Dollars ($6,000,000)" is substituted in its place and stead.

         3. The number "Three Million Five Hundred Thousand Dollars ($3,500,000)" in Section 6.11 (b) is deleted and the number "Five Million Dollars ($5,000,000)" is substituted in its place and stead.

         4. The first sentence in Section 8.1 is deleted and the following is substituted in its place and stead:

                  "This Agreement shall become effective on the Closing Date and shall continue in full force and effect for twenty seven (27) months from the Closing Date (the "Initial Term")."

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         Except as hereinabove specifically set forth, the Financing Agreement shall continue unmodified.

                                            Very truly yours,
                                            ROSENTHAL & ROSENTHAL, INC.


                                            By: /S/ J. Michael Stanley
                                               ---------------------------------
                                                Name:  J. Michael Stanley
                                                Title: Executive Vice President
Agreed  To:
BLUEFLY, INC.


By: /S/ E. Kenneth Seiff
   ----------------------
Name:  E. Kenneth Seiff
Title:    CEO